SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act Of 1934

       Date of Report (Date of earliest event reported): January 27, 2004

                                  ANAREN, INC.
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             (Exact name of registrant as specified in its charter)

          New York                       000-6620                  16-0928561
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(State or Other Jurisdiction         (Commission File        (I.R.S. Employer
     of Incorporation)                    Number)            Identification No.)

6635 Kirkville Road, East Syracuse, New York                       13057
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  (Address of Principal Executive Offices)                       (Zip code)

                                 (315) 432-8909
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            99.1  Press Release of Anaren, Inc. dated January 27, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On January 27, 2004, Anaren, Inc. issued an earnings release announcing its financial results for the first quarter ended December 31, 2003. A copy of the earnings release is attached as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ANAREN, INC.

Date: December 27, 2004                             By: /s/ Lawrence A. Sala
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                                                        Lawrence A. Sala
                                                        President and
                                                        Chief Executive Officer